EXHIBIT     DESCRIPTION

EX-99.a1 Amended and Restated Agreement and Declaration of Trust dated March 9, 1998 and amended March 1, 1999 (filed as Exhibit a to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed May 7, 1999 and incorporated herein by reference).

EX-99.a2    Amendment to the Declaration of Trust (to be filed by amendment).

EX-99.b Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit 2b of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1 Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. dated August 1, 1997 (filed as Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2 Amendment to the Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc., dated March 31, 1998 (filed as Exhibit 5b of Post-Effective Amendment No. 23 of the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3 Amendment to the Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. dated July 1, 1998 (filed as Exhibit d3 of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed on July 28, 1999, and incorporated herein by reference.)

EX-99.d4 Amendment No. 1 to the Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. dated September 16, 2000 (filed as Exhibit d4 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5 Advisor Class Investment Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc., dated August 1, 1997 and amended as of June 1, 1998 (filed as Exhibit 5b of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Investment Trust, File No. 33-65170, filed June 30, 1999 and incorporated herein by reference).

EX-99.d6 C Class Management Agreement between American Century Target Maturities Trust, American Century Government Income Trust, American Century Investment Trust, American Century Quantitative Equity Funds, American Century Municipal Trust and American Century Investment Management, Inc. dated _________ (to be filed by amendment).

EX-99.e1 Distribution Agreement between American Century Government Income Trust and American Century Investment Services, Inc. dated March 13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Government Income Trust and American Century Investment Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century Government Income Trust and American Century Investment Services, Inc. dated November 20, 2000 (filed as Exhibit e10 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to the Distribution Agreement between American Century Government Income Trust and American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1 Master Agreement by and between Commerce Bank N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as Exhibit g2 to Post-Effective Amendment No. 76 on to the Registration Statement of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2 Global Custody Agreement between American Century Investments and The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3 Amendment to Global Custody Agreement between American Century Investments and The Chase Manhattan Bank dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation dated as of August 1, 1997 (filed as Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2 Amendment to the Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation, dated March 9, 1998 (filed as Exhibit 9b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3 Amendment No. 1 to Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation dated June 29, 1998 (filed as Exhibit 9b of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4 Amendment No. 2 dated November 20, 2000 to the Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation (filed as Exhibit h4 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h5 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent, dated as of December 21, 2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A American Century Target Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i Opinion and consent of Counsel (filed as Exhibit i to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of the Registrant File No. 2-99222, filed on May 7, 1999, and incorporated herein by reference).

EX-99.j1 Consent of PricewaterhouseCoopers LLP, independent accountants, (filed as Exhibit j1 to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed on July 28, 1998, and incorporated herein by reference).

EX-99.j2 Consent of KPMG Peat Marwick, independent auditors (filed as Exhibit 11 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed on July 31, 1997 and incorporated herein by reference).

EX-99.j3    Power of Attorney dated September 16, 2000.

EX-99.m1 Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997 (filed as Exhibit 15 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A for American Century Target Maturities Trust, File No. 2-94608, filed August 29, 1997 and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Government Income Trust (Advisor Class) dated June 29, 1998 (filed as Exhibit 15b to Post-Effective Amendment No. 23 of the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998 and incorporated herein by reference).

EX-99.m3 Master Distribution and Individual Shareholder Services Plan of American Century Government Income Trust, American Century California Tax-Free and Municipal Funds, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds (C Class) dated ___________ (to be filed by amendment).

EX-99.n Amended and Restated Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated ____________ (to be filed by amendment).

EX-99.p American Century Investments Code of Ethics (filed as Exhibit P to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).